[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2002

MuniYield
California
Insured
Fund, Inc.

www.mlim.ml.com

                    MUNIYIELD CALIFORNIA INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                       MuniYield California Insured Fund, Inc., October 31, 2002

DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield California Insured Fund, Inc. earned $.811 per share income dividends, which included earned and unpaid dividends of $.070. This represents a net annualized yield of 5.30%, based on a year-end net asset value of $15.26 per share. During the same period, the total investment return on the Fund's Common Stock was +4.68%, based on a change in per share net asset value from $15.44 to $15.26, and assuming reinvestment of $.808 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.30%, based on a change in per share net asset value from $14.92 to $15.26, and assuming reinvestment of $.407 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.40% for Series A; 1.35% for Series B; 1.22% for Series C; 1.05% for Series D; and 1.14% for Series E.

The Municipal Market Environment

During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year-15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to the state of California, the effects of the weakened national economy, particularly in the high technology sector, caused a more rapid rise in the state's unemployment rate (6.2% compared to the national average of 5.7% during the month of August 2002). The downturn also resulted in an anticipated fiscal year 2003 $23.6 billion budget gap that was closed with the passage of the state budget consisting of expenditure reductions of approximately $7 billion coupled with sizeable one-time revenue sources. The state recently sold a $12 billion new issue in part to repay its general fund for past years' energy purchases. This transaction, actually a combination of a short-term note and longer maturity bond issue, was the largest municipal underwriting in the industry's history. Budget deficits from a weakened economy put pressure on the state's credit worthiness, although no action by the rating agencies has


                                      2 & 3

                       MuniYield California Insured Fund, Inc., October 31, 2002

been taken this year. The Fund currently has no exposure to unenhanced general obligated debt of the state. The energy transaction's completion is viewed as a success for the state and will be crucial to shoring up the California state credit condition.

Portfolio Strategy

Throughout the six months ended October 31, 2002, we maintained a fully invested position, with cash equivalent reserves averaging less than 5% of total assets. Cash reserves were minimized because of the extremely tight technical position of the California short-term marketplace. Yields on California municipal cash equivalents were consistently below 2% throughout most of the period and are currently near 1.5%. Our strategy during the six-month period ended October 31, 2002 was aimed at creating a more defensive market structure within a leveraged portfolio. We also held a position of inverse floaters, representing 11% of assets. We raised the Fund's overall average coupon levels and shortened maturities through purchases in both the primary and secondary California markets. In an effort to protect the Fund's net asset value, we employed hedging positions utilizing financial futures. The Fund's net asset value recently exceeded the original issue level of $15.00. Our strategy at that point focused on protecting this price level since historically we have witnessed a reluctance of municipal prices to move higher once the market has achieved these levels. Retail investors generally have reduced demand in the California insured municipal marketplace when yields decline through 5%. As the market revisited these levels in September 2002, we sought to reduce price volatility in the Fund from this point forward. Steps taken to date include raising the average level of couponing of the Fund's holdings and concentrating assets in parts of the yield curve that we believe offer the best value for duration risk taken. We purposely underutilized the portion of assets that can be committed to non-insured paper. The use of leverage allowed the Fund to generate an above-average yield. Consequently, it was not necessary to reach for additional yield by compromising credit quality. By October 31, 2002, 89.5% of the Fund's total assets were AAA-rated, by at least one of the major rating agencies, with bond insurance.

The 250 basis point decline in short-term interest rates engineered by the Federal Reserve Board since it began cutting interest rates resulted in a material decrease in the Fund's borrowing cost. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. These declines led to lower borrowing yields for the Fund and increased yields to the Fund's Common Stock shareholders. The portfolio's higher relative accrual resulting from its underlying coupon structure enabled us to raise the Fund's dividend at the beginning of October 2002. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

November 25, 2002

PROXY RESULTS

During the fiscal year ended October 31, 2002, MuniYield California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 18, 2002. Proposal 2 was approved at a shareholders' meeting on April 8, 2002. A description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted     Shares Withheld      Shares Voted   Broker/Dealer
                                                                      For            From Voting           Abstain        Non-Vote
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the merger between MuniYield
   California Insured Fund, Inc. into
   MuniYield California Insured Fund II, Inc.                       9,526,333           372,690             437,705          805

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Shares Voted           Shares Withheld
                                                                                                  For                  From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:               Terry K. Glenn                        32,326,275                668,758
                                                         James H. Bodurtha                     32,304,994                690,039
                                                         Joe Grills                            32,293,956                701,077
                                                         Roberta Cooper Ramo                   32,309,572                685,461
                                                         Robert S. Salomon, Jr.                32,309,882                685,151
                                                         Melvin R. Seiden                      32,294,007                701,026
                                                         Stephen B. Swensrud                   32,240,366                754,667
------------------------------------------------------------------------------------------------------------------------------------

During the fiscal year ended October 31, 2002, MuniYield California Insured Fund, Inc.'s Preferred Stock shareholders (Series A-C) voted on Proposal 1 and Preferred Stock shareholders (Series A-E) voted on Proposal 2. Proposal 1 was approved at a shareholders' meeting on January 18, 2002. Proposal 2 was approved at a shareholders' meeting on April 8, 2002. A description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted      Shares Withheld       Shares Voted
                                                                                     For            From Voting           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the merger between MuniYield California Insured Fund,
   Inc. into MuniYield California Insured Fund II, Inc. as follows:
                                                                  Series A          1,764              22                     14
                                                                  Series B          1,173             105                    522
                                                                  Series C          1,594               0                      6

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares Voted     Shares Withheld
                                                                                                        For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors: Terry K. Glenn, James H.
   Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold, Roberta
   Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen
   B. Swensrud as follows:
                                                                   Series A                         1,557                    204
                                                                   Series B                         1,710                     47
                                                                   Series C                         1,529                     19
                                                                   Series D                         1,943                      0
                                                                   Series E                         1,937                     34
------------------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                       MuniYield California Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P       Moody's     Face
STATE            Ratings++   Ratings++  Amount    Issue                                                                       Value
====================================================================================================================================
California--129.1%  AAA       Aaa      $ 7,000    ABAG Finance Authority for Nonprofit Corporations, California, COP
                                                  (Children's Hospital Medical Center), 6% due 12/01/2029 (a)                $ 7,942
                    ----------------------------------------------------------------------------------------------------------------
                    A-        NR*        1,050    ABAG Finance Authority for Nonprofit Corporations, California, COP, Revenue
                                                  Refunding Bonds (Episcopal Homes Foundation), 5.125% due 7/01/2018           1,044
                    ----------------------------------------------------------------------------------------------------------------
                    NR*       VMIG1@     3,700    ABAG Finance Authority for Nonprofit Corporations, California, Revenue
                                                  Bonds (Jewish Community Center Project), VRDN, 1.90% due 11/15/2031 (l)      3,700
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,985    Arcadia, California, Unified School District, GO, Series B, 6.50% due
                                                  7/01/2015 (c)                                                                2,239
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        3,675    Bakersfield, California, COP, Refunding (Convention Center Expansion
                                                  Project), 5.80% due 4/01/2017 (i)                                            4,066
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    Bay Area Government Association, California, Revenue Refunding Bonds
                                                  (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (g)      2,190
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    Beverly Hills, California, Public Financing Authority, Lease Revenue
                                                  Refunding Bonds, INFLOS, 9.65% due 6/01/2015 (i)(k)                          2,131
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,000    Brentwood, California, Infrastructure Refinancing Authority, Infrastructure
                                                  Revenue Refunding Bonds, Series A, 5.20% due 9/02/2029 (g)                   4,094
                    ----------------------------------------------------------------------------------------------------------------
                                                  California Community College Financing Authority, Lease Revenue Bonds,
                                                  Series A (i):
                    AAA       Aaa        3,215        5.95% due 12/01/2022                                                     3,617
                    AAA       Aaa        1,100        6% due 12/01/2029                                                        1,248
                    ----------------------------------------------------------------------------------------------------------------
                    NR*       A1         1,000    California County, California, Tobacco Securitization Agency, Tobacco
                                                  Revenue Bonds (Alameda County), 6% due 6/01/2042                               987
                    ----------------------------------------------------------------------------------------------------------------
                                                  California Educational Facilities Authority Revenue Bonds, Series A:
                    AAA       NR*       28,000        (Pepperdine University), 5.50% due 8/01/2032 (i)                        29,156
                    NR*       A2         5,000        (University of San Diego), 5.50% due 10/01/2032                          5,210
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       NR*       24,170    California Educational Facilities Authority, Student Loan Revenue Bonds
                                                  (Caledge Loan Program), AMT, 5.55% due 4/01/2028 (a)                        25,087
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa          570    California HFA, Home Mortgage Revenue Bonds, AMT, Series E, 6.15% due
                                                  8/01/2025 (i)                                                                  574
                    ----------------------------------------------------------------------------------------------------------------
                                                  California HFA, Home Mortgage Revenue Bonds, VRDN (l):
                    A1+       VMIG1@       500        AMT, Series B, 1.90% due 8/01/2033 (g)                                     500
                    A1+       VMIG1@     3,100        AMT, Series R, 1.95% due 8/01/2023 (a)                                   3,100
                    A1        VMIG1@     1,800        Series F, 1.85% due 2/01/2033 (g)                                        1,800
                    ---------------------------------------------------------------------------------------------------------------
                                                 California HFA, M/F Housing Revenue Bonds, VRDN (l):
                    A1+       VMIG1@     5,400        AMT, Series C, 1.90% due 2/01/2033                                       5,400
                    A1+       VMIG1@     1,000        Series D, 1.85% due 2/01/2031                                            1,000
                    ---------------------------------------------------------------------------------------------------------------
                                                  California HFA, Revenue Bonds, RIB, AMT (k):
                    NR*       Aaa        2,940        Series 150, 9.27% due 2/01/2029 (i)                                      3,152
                    AA-       Aa2        3,050        Series B-2, 11.241% due 8/01/2023 (d)                                    3,197
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,750    California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                  Permanente), Series A, 5.50% due 6/01/2022 (g)                               2,867
                    ----------------------------------------------------------------------------------------------------------------
                                                  California Pollution Control Financing Authority, PCR, Refunding:
                    A1+       NR*          500        (Pacific Gas and Electric), VRDN, Series F, 1.90% due 11/01/2026 (l)       500
                    AAA       Aaa          780        (Southern California Edison Company), Series A, 5.45% due 9/01/2029 (i)    807
                    ----------------------------------------------------------------------------------------------------------------
                    A1+       VMIG1@     6,300    California Pollution Control Financing Authority, Resource Recovery Revenue
                                                  Bonds (Atlantic Richfield Co. Project), VRDN, Series A, 1.95% due
                                                  12/01/2024 (l)                                                               6,300
                    ----------------------------------------------------------------------------------------------------------------
                                                  California Pollution Control Financing Authority, Solid Waste Disposal
                                                  Revenue Bonds, VRDN, AMT, Series A (l):
                    A1+       VMIG1@       300        (Shell Martinez Refining), 1.85% due 10/01/2031                            300
                    A1+       VMIG1@       500        (Shell Oil Company--Martinez Project), 1.85% due 10/01/2024                500
                    ----------------------------------------------------------------------------------------------------------------
                                                  California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                                  (Mortgage-Backed Securities Program), AMT:
                    AAA       NR*        5,870        Series A, 6.35% due 12/01/2029 (e)(f)                                    6,629
                    NR*       Aaa        1,500        Series A-1, 6.90% due 12/01/2024 (e)(h)                                  1,659
                    AAA       NR*        3,110        Series B, 6.25% due 12/01/2031 (f)                                       3,369
                    ----------------------------------------------------------------------------------------------------------------
                                                  California State Department of Veteran Affairs, Home Purpose Revenue
                                                  Refunding Bonds:
                    AAA       Aaa       12,680        Series A, 5.35% due 12/01/2027 (a)                                      13,227
                    AA-       Aa2        7,500        Series C, 6.15% due 12/01/2027                                           7,834
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa          860    California State, GO, 6.25% due 10/01/2019 (i)                                 892
                    ----------------------------------------------------------------------------------------------------------------
                                                  California State, GO, Refunding:
                    AAA       Aaa        3,000        5.50% due 3/01/2015 (a)                                                  3,285
                    AAA       Aaa        5,000        5.25% due 4/01/2030 (m)                                                  5,131
                    AAA       NR*       15,450        DRIVERS, AMT, Series 239, 9.25% due 12/01/2032 (a)(k)                   17,298
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       16,675    California State Public Works Board, Lease Revenue Refunding Bonds
                                                  (Department of  Corrections), Series B, 5.625% due 11/01/2016 (i)           18,566
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,375    California State University and Colleges, Housing System Revenue Refunding
                                                  Bonds, 5.90% due 11/01/2021 (c)                                              2,599
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,100    California Statewide Communities Development Authority, COP (Kaiser
                                                  Permanente), 5.30% due 12/01/2015 (g)                                        4,425
                    ----------------------------------------------------------------------------------------------------------------
                    NR*       NR*          300    California Statewide Communities Development Authority, Solid Waste
                                                  Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 1.95%
                                                  due 12/15/2024 (l)                                                             300
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        8,900    Central Unified School District, California, COP, 3.50% due 1/01/2035 (a)    9,111
                    ----------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,600    Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres
                                                  Redevelopment Project Area Number 1), 5.75% due 11/01/2030 (i)               4,967
                    ----------------------------------------------------------------------------------------------------------------
                                                  Chaffey, California, Union High School District, GO:
                    AAA       Aaa        1,545        Series B, 5.50% due 8/01/2015 (c)                                        1,713
                    AAA       Aaa        6,000        Series C, 5.375% due 5/01/2023 (g)                                       6,302
                    ---------------------------------------------------------------------------------------------------------------


Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                       MuniYield California Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)


                     S&P     Moody's     Face
STATE              Ratings++ Ratings++  Amount    Issue                                                                      Value
====================================================================================================================================
California          AAA       Aaa      $ 2,540    Coalinga, California, Redevelopment Agency, Tax Allocation Bonds, 5.90%
(continued)                                       due 9/15/2025 (i)                                                         $ 2,783
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       12,180    Contra Costa County, California, COP, Refunding (Merrithew Memorial
                                                  Hospital Project), 5.375% due 11/01/2017 (i)                               13,213
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    Coronado, California, Community Development Agency, Tax Allocation Bonds
                                                  (Coronado Community Development Project), 5.60% due 9/01/2030 (i)           2,132
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*        4,220    East Bay-Delta, California, HFA Revenue Bonds (Lease Purchase Program),
                                                  Series A, 4.25% due 6/01/2005 (i)                                           4,425
                    ---------------------------------------------------------------------------------------------------------------
                                                  Eastern Municipal Water District, California, Water and Sewer Revenue
                                                  Refunding Bonds, COP, Series A (c):
                    AAA       Aaa        3,620        5.25% due 7/01/2016                                                     3,934
                    AAA       Aaa        4,660        5.25% due 7/01/2017                                                     5,026
                    ---------------------------------------------------------------------------------------------------------------
                                                  El Monte, California, City School District, GO, Refunding, Series A (g):
                    AAA       Aaa        1,000        6.25% due 5/01/2020                                                     1,151
                    AAA       Aaa        1,500        6.25% due 5/01/2025                                                     1,679
                    ---------------------------------------------------------------------------------------------------------------
                                                  El Monte, California, School District, GO, Series B (c):
                    AAA       Aaa        3,025        5.375% due 5/01/2022                                                    3,185
                    AAA       Aaa        2,525        5.375% due 5/01/2027                                                    2,645
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,550    Eureka, California, Union School District, GO, 5.25% due 8/01/2021 (g)      1,627
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        3,040    Fontana, California, Unified School District, GO, Series C, 6.25% due
                                                  5/01/2012 (c)                                                               3,485
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       10,755    Fremont, California, Unified School District, Alameda County, GO, Series A,
                                                  5.50% due 8/01/2026 (c)                                                    11,427
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,295    Fresno, California, Joint Powers Financing Authority, Lease Revenue Bonds,
                                                  Series A, 5.75% due 6/01/2026 (g)                                           4,610
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,950    Fresno, California, Unified School District, GO, Refunding, Series A, 6.55%
                                                  due 8/01/2020 (i)                                                           2,314
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       VMIG1@       800    Irvine Ranch, California, Water District, COP (Capital Improvement
                                                  Project), DATES, 1.90% due 8/01/2016 (l)                                      800
                    ---------------------------------------------------------------------------------------------------------------
                    A2        VMIG1@     1,900    Irvine Ranch, California, Water District, GO, VRDN, Series Number 105, 140,
                                                  240, and 250, 2.05% due 1/01/2021 (l)                                       1,900
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        3,800    Las Lomitas, California, School District, Election of 2001, GO, 5.50% due
                                                  7/01/2022 (g)                                                               4,049
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,000    Little Lake, California, City School District, GO, Series A, 6.125% due
                                                  7/01/2025 (g)                                                               1,124
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,000    Lodi, California, Unified School District, GO, 5% due 8/01/2026 (i)         4,027
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        2,000    Long Beach, California, Unified School District, GO, Series D, 5% due
                                                  8/01/2031 (g)                                                               2,010
                    ---------------------------------------------------------------------------------------------------------------
                                                  Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                                                  Refunding Bonds:
                    AAA       Aaa        1,500        (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)                       1,603
                    AAA       Aaa        3,500        (Bunker Hill), Series H, 6.50% due 12/01/2016 (g)                       3,740
                    AAA       Aaa        2,395        (Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016 (i)    2,724
                    ---------------------------------------------------------------------------------------------------------------
                                                  Los Angeles, California, Department of Airports, Airport Revenue Bonds,
                                                  AMT (c):
                    AAA       Aaa        1,000        (Los Angeles International Airport), Series D, 5.625% due 5/15/2012     1,058
                    AAA       Aaa        2,500        (Ontario International Airport), Series A, 6% due 5/15/2017             2,710
                    ---------------------------------------------------------------------------------------------------------------
                                                  Los Angeles, California, Department of Water and Power, Electric Plant
                                                  Revenue Refunding Bonds (i):
                    AAA       Aaa        2,940        5.875% due 2/15/2005 (j)                                                3,232
                    AAA       Aaa        5,935        6% due 2/15/2005 (j)                                                    6,541
                    AAA       Aaa        5,300        6.125% due 2/15/2005 (j)                                                5,856
                    AAA       Aaa        1,840        6.125% due 2/15/2005                                                    2,001
                    AAA       Aaa        2,490        5.50% due 2/15/2005 (j)                                                 2,716
                    AAA       Aaa          910        5.50% due 2/15/2014                                                       970
                    AAA       Aaa          775        6% due 2/15/2016                                                          847
                    AAA       Aaa        1,060        5.875% due 2/15/2020                                                    1,152
                    AAA       Aaa        1,290        6% due 2/15/2030                                                        1,403
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,000    Los Angeles, California, GO, Series A, 5% due 9/01/2022 (i)                 1,013
                    ---------------------------------------------------------------------------------------------------------------
                                                  Los Angeles, California, Harbor Department Revenue Bonds, AMT (i)(k):
                    AAA       Aaa        7,365        RIB, Series 349, 10.27% due 11/01/2026                                  9,322
                    NR*       Aaa        7,000        Trust Receipts, Class R, Series 7, 10.377% due 11/01/2026               8,860
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,895    Los Angeles, California, Unified School District, Election of 1997, GO,
                                                  Series E, 5.125% due 7/01/2021 (i)                                          1,952
                    ---------------------------------------------------------------------------------------------------------------
                                                  Los Angeles, California, Water and Power Revenue Refunding Bonds:
                    AAA       Aaa        3,165        (Power System), Series A-A-2, 5.375% due 7/01/2021 (i)                  3,325
                    A1+       VMIG1@     6,000        VRDN, Sub-Series B-3, 1.90% due 7/01/2034 (l)                           6,000
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,320    Los Angeles County, California, Metropolitan Transportation Authority,
                                                  Sales Tax Revenue Refnding, Property A, 1st Tier, Series C, 5% due
                                                  7/01/2023 (a)                                                               4,347
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        5,830    Los Gatos, California, Joint Union High School District, Election of 1998,
                                                  GO, Series C, 5.375% due 6/01/2022 (g)                                      6,140
                    ---------------------------------------------------------------------------------------------------------------
                    A1+       VMIG1@     1,100    Metropolitan Water District of Southern California, Waterworks Revenue
                                                  Bonds, VRDN, Series C-2, 1.75% due 7/01/2036 (l)                            1,100
                    ---------------------------------------------------------------------------------------------------------------
                    A1+       VMIG1@     2,400    Metropolitan Water District of Southern California, Waterworks Revenue
                                                  Refunding Bonds, VRDN, Series B-3, 1.90% due 7/01/2035 (l)                  2,400
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,175    Mount Pleasant, California, Elementary School District, GO, Series B, 6.35%
                                                  due 12/01/2024 (g)                                                          2,538
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,245    Nevada County, California, COP, Refunding, 5.25% due 10/01/2019 (i)         4,467
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    New Haven, California, Unified School District, GO, Refunding, 5.75% due
                                                  8/01/2020 (g)                                                               2,199
                    ---------------------------------------------------------------------------------------------------------------
                                                  Newhall, California, School District, GO, Series A (g):
                    AAA       Aaa        2,135        6.25% due 5/01/2020                                                     2,469
                    AAA       Aaa        5,715        6.40% due 5/01/2025                                                     6,635
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,000    North Orange County, California, Community College District, GO, Series A,
                                                  5% due 2/01/2027 (i)                                                        4,029
                    ---------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniYield California Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)


                     S&P     Moody's     Face
STATE              Ratings++ Ratings++  Amount    Issue                                                                      Value
====================================================================================================================================
California          AAA       Aaa      $ 2,800    Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds,
(continued)                                       INFLOS, 10.019% due 9/01/2019 (i)(k)                                       $2,926
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu
                                                  M. Harris), Series A, 5.50% due 4/01/2014 (a)                               2,188
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,245    Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625% due
                                                  7/01/2012 (i)                                                               1,370
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        6,360    Orange County, California, Public Financing Authority, Lease Revenue
                                                  Refunding Bonds (Juvenile Justice Center Facility), 5.375% due
                                                  6/01/2018 (a)                                                               6,891
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       16,920    Orange County, California, Recovery COP, Refunding, Series A, 6% due
                                                  7/01/2026 (b)(i)                                                           19,176
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,360    Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005
                                                  (i)(j)                                                                      4,980
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        9,645    Oxnard, California, Unified High School District, GO, Refunding, Series A,
                                                  6.20% due 8/01/2030 (i)                                                    11,121
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        7,500    Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due
                                                  10/01/2024 (a)                                                              8,295
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,950    Pomona, California, Unified School District, GO, Refunding, Series A, 6.15%
                                                  due 8/01/2030 (i)                                                           2,292
                    ---------------------------------------------------------------------------------------------------------------
                    AAAr      Aaa       10,000    Port Oakland, California, RITR, AMT, Class R, Series 5, 9.413% due
                                                  11/01/2012 (c)(k)                                                          11,901
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        7,500    Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due
                                                  11/01/2029 (c)                                                              8,037
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       19,035    Port Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%
                                                  due 11/01/2027 (c)                                                         19,597
                    ---------------------------------------------------------------------------------------------------------------
                                                  Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                                  (Paguay Redevelopment Project) (a):
                    AAA       Aaa        1,010        5.375% due 6/15/2016                                                    1,108
                    AAA       Aaa        1,055        5.375% due 12/15/2016                                                   1,158
                    AAA       Aaa        1,060        5.375% due 6/15/2017                                                    1,154
                    AAA       Aaa        1,115        5.375% due 12/15/2017                                                   1,214
                    AAA       Aaa        1,120        5.375% due 6/15/2018                                                    1,209
                    AAA       Aaa        1,000        5.375% due 12/15/2018                                                   1,080
                    AAA       Aaa        1,050        5.375% due 12/15/2019                                                   1,125
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        6,000    Riverside, California, Unified School District, Election, GO, Series A,
                                                  5.25% due 2/01/2023 (c)                                                     6,226
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        2,250    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue
                                                  Refunding Bonds, RIB, Series 148, 9.22% due 6/01/2016 (i)(k)                2,824
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        3,000    Sacramento, California, Regional Arts Facilities Financing Authority, COP,
                                                  Refunding, 5% due 9/01/2027 (a)                                             3,014
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        5,670    San Bernardino County, California, S/F Home Mortgage Revenue Refunding
                                                  Bonds, AMT, Series A-1, 6.25% due 12/01/2031 (f)                            6,285
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Diego, California, Unified School District, Election 1998, GO,
                                                  Series D (c):
                    AAA       Aaa        2,500        5.25% due 7/01/2019                                                     2,666
                    AAA       Aaa        3,000        5.25% due 7/01/2021                                                     3,156
                    AAA       Aaa        6,500        5.25% due 7/01/2025                                                     6,759
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Diego County, California, COP (Salk Institute for Bio Studies) (i):
                    AAA       Aaa        3,570        5.75% due 7/01/2022                                                     3,866
                    AAA       Aaa        5,200        5.75% due 7/01/2031                                                     5,607
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Francisco, California, City and County Airport Commission,
                                                  International Airport Revenue Bonds, Second Series:
                    AAA       Aaa        3,500        AMT, Issue 5, 6.50% due 5/01/2019 (c)                                   3,772
                    AAA       Aaa        3,000        AMT, Issue 6, 6.50% due 5/01/2018 (a)                                   3,233
                    AAA       Aaa        2,000        AMT, Issue 6, 6.60% due 5/01/2020 (a)                                   2,159
                    AAA       Aaa        8,500        AMT, Issue 11, 6.25% due 5/01/2005 (c)(j)                               9,427
                    AAA       Aaa        3,000        Issue 12-B, 5.625% due 5/01/2021 (c)                                    3,226
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Francisco, California, City and County Airports Commission,
                                                  International Airport Revenue Refunding Bonds (i):
                    AAA       Aaa        1,000        AMT, Second Series 28A, 5.50% due 5/01/2015                             1,079
                    AAA       Aaa        3,000        AMT, Second Series 28B, 5.25% due 5/01/2023                             3,100
                    AAA       Aaa        6,455        Second Series 28B, 5.25% due 5/01/2024                                  6,665
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Francisco, California, City and County Airports Commission,
                                                  International Airport, Special Facilities Lease Revenue Bonds
                                                  (SFO Fuel Company LLC), AMT, Series A (g):
                    AAA       Aaa        1,000        6.10% due 1/01/2020                                                     1,106
                    AAA       Aaa        1,000        6.125% due 1/01/2027                                                    1,106
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Francisco, California, City and County Redevelopment Agency, Lease
                                                  Revenue Refunding Bonds (George R. Moscone Convention Center) (g):
                    AAA       Aaa        2,800        6.75% due 7/01/2015                                                     3,079
                    AAA       Aaa        1,200        6.80% due 7/01/2019                                                     1,316
                    AAA       Aaa        5,110        6.75% due 7/01/2024                                                     5,600
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Francisco, California, Community College District, GO, Refunding,
                                                  Series A (c):
                    NR*       Aaa        1,645        5.375% due 6/15/2018                                                    1,781
                    NR*       Aaa        1,735        5.375% due 6/15/2019                                                    1,858
                    NR*       Aaa        1,730        5.375% due 6/15/2020                                                    1,853
                    NR*       Aaa        1,925        5.375% due 6/15/2021                                                    2,034
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    San Francisco, California, State Building Authority, Lease Revenue Bonds
                                                  (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2016 (a)    2,171
                    ---------------------------------------------------------------------------------------------------------------
                                                  San Jose, California, Redevelopment Agency, Tax Allocation Bonds (i):
                    AAA       Aaa        2,885        (Merged Area Redevelopment Project), 5% due 8/01/2022                   2,913
                    NR*       Aaa        3,650        RIB, AMT, Series 149, 9.47% due 8/01/2027 (k)                           4,244
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,450    San Mateo County, California, Joint Powers Authority, Lease Revenue
                                                  Refunding Bonds (Capital Projects Program), 5.125% due 7/01/2018 (i)        2,661
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,000    San Mateo County, California, Transit District, Sales Tax Revenue
                                                  Refunding Bonds, Series A, 8% due 6/01/2020 (i)                             5,627
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        3,430    Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                                                  Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (i)     4,116
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,595    Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds
                                                  (Bayshore North Project), Series A, 5.25% due 6/01/2019 (a)                 2,732
                    ---------------------------------------------------------------------------------------------------------------


                                     10 & 11

                       MuniYield California Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (Concluded)                               (in Thousands)

                     S&P     Moody's     Face
STATE              Ratings++ Ratings++  Amount    Issue                                                                      Value
====================================================================================================================================
California          AAA       Aaa      $ 6,040    Santa Clara County, California, Financing Authority, Lease Revenue
(concluded)                                       Bonds (VMC Facility Replacement Project), Series A, 7.75%
                                                  due 11/15/2011 (a)                                                       $  7,976
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,100    Santa Clara Valley, California, Water District, Water Utility System
                                                  Revenue, Series A, 5.125% due 6/01/2031 (c)                                 1,115
                    ---------------------------------------------------------------------------------------------------------------
                                                  Santa Maria, California, Joint Unified High School District, GO,
                                                  Series A (g):
                    AAA       Aaa          875        5.375% due 8/01/2017                                                      981
                    AAA       Aaa          955        5.375% due 8/01/2018                                                    1,060
                    AAA       Aaa        1,035        5.375% due 8/01/2019                                                    1,136
                    ---------------------------------------------------------------------------------------------------------------
                                                  Santa Rosa, California, High School District, GO:
                    AAA       Aaa        2,185        6.375% due 5/01/2016 (i)                                                2,278
                    AAA       Aaa        3,000        5.375% due 8/01/2026 (g)                                                3,135
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*        1,800    South Gate, California, Public Financing Authority, Tax Allocation
                                                  Revenue Bonds (South Gate Redevelopment Project Number 1), 5.125%
                                                  due 9/01/2024 (m)                                                           1,810
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000    South Placer, California, Wastewater Authority, Wastewater Revenue Bonds,   2,061
                                                  Series A, 5.25% due 11/01/2027 (c)
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*        1,055    Stockton, California, Public Financing Revenue Refunding Bonds, Series A,   1,194
                                                  5.875% due 9/02/2016 (g)
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,500    Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due
                                                  11/01/2016 (g)                                                              1,701
                    ---------------------------------------------------------------------------------------------------------------
                                                  Union Elementary School District, California, GO, Series B (c):
                    AAA       Aaa        1,080        5.375% due 9/01/2016                                                    1,186
                    AAA       Aaa        1,515        5.375% due 9/01/2017                                                    1,649
                    AAA       Aaa        2,190        5.375% due 9/01/2018                                                    2,366
                    AAA       Aaa        2,480        5.375% due 9/01/2019                                                    2,659
                    AAA       Aaa        2,790        5.375% due 9/01/2020                                                    2,971
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,790    University of California Revenue Bonds, Series O, 5.125%
                                                  due 9/01/2031 (c)                                                           4,873
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,185    Walnut, California, Public Financing Authority, Tax Allocation Revenue
                                                  Bonds (Walnut Improvement Project), 5.375% due 9/01/2021 (a)                2,305
===================================================================================================================================
Puerto Rico--7.7%   AAAr      Aaa        4,750    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                                  10.728% due 7/01/2016 (i)(k)                                             6,077
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa       10,000    Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 9.32% due
                                                  8/01/2012 (g)(k)                                                           12,674
                    ---------------------------------------------------------------------------------------------------------------
                    BBB+      Baa3      20,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                  Revenue Bonds, Series E, 5.75% due 8/01/2030                               21,549
===================================================================================================================================
                    Total Investments (Cost--$675,074)--136.8%                                                              717,749
                    Variation Margin on Financial Futures Contracts**--(0.1%)                                                  (317)
                    Other Assets Less Liabilities--7.1%                                                                      37,122
                    Preferred Stock, at Redemption Value--(43.8%)                                                          (230,069)
                                                                                                                           --------
                    Net Assets Applicable to Common Stock--100.0%                                                          $524,485
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(m)   XL Capital Insured.
*     Not Rated.
**    Financial futures contracts sold as of October 31, 2002 were as follows:


--------------------------------------------------------------------------------
Number of                                 Expiration
Contracts           Issue                    Date                     Value
--------------------------------------------------------------------------------
    700        U.S. Treasury Notes        December 2002            $80,303,125
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$79,332,031)                                $80,303,125
                                                                   ===========
--------------------------------------------------------------------------------
@     Highest short-term rating by Moody's Investors Service, Inc.
++    Ratings of issues shown are unaudited.

See Notes to Financial Statements.
================================================================================

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                  Percent of
S&P Rating/Moody's Rating ...................................  Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................        89.5%
AA/Aa .......................................................         1.5
A/A .........................................................         1.0
BBB/Baa .....................................................         3.0
Other+ ......................................................         5.0
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                    12 & 13

                       MuniYield California Insured Fund, Inc., October 31, 2002

STATEMENT OF NET ASSETS


                            As of October 31, 2002
================================================================================================================================
Assets:                     Investments, at value (identified costs--$675,073,502) ..............                   $717,749,030
                            Cash ................................................................                         28,304
                            Receivables:
                               Securities sold ..................................................   $ 30,985,831
                               Interest .........................................................     13,691,525      44,677,356
                                                                                                    ------------
                            Prepaid expenses and other assets ...................................                         37,755
                                                                                                                    ------------
                            Total assets ........................................................                    762,492,445
                                                                                                                    ------------
================================================================================================================================
Liabilities:                Payables:
                               Securities purchased .............................................      6,906,764
                               Investment adviser ...............................................        333,491
                               Variation margin .................................................        317,188
                               Dividends to shareholders ........................................        294,182       7,851,625
                                                                                                    ------------
                            Accrued expenses ....................................................                         86,522
                                                                                                                    ------------
                            Total liabilities ...................................................                      7,938,147
                                                                                                                    ------------
================================================================================================================================
Preferred Stock:            Preferred Stock, at redemption value, par value $.10 per share
                            (1,800 Series A shares, 1,800 Series B shares, 1,600 Series C shares,
                            2,000 Series D shares and 2,000 Series E shares of AMPS* issued and
                            outstanding at $25,000 per share liquidation preference) ............                    230,069,394
                                                                                                                    ------------
================================================================================================================================
Net Assets Applicable       Net assets applicable to Common Stock ...............................                  $ 524,484,904
To Common Stock:                                                                                                    ============
================================================================================================================================
Analysis of Net             Common Stock, par value $.10 per share (34,361,200 shares issued
Assets Applicable           and outstanding) ....................................................                  $   3,436,120
To Common Stock:            Paid-in capital in excess of par ....................................                    494,852,784
                            Undistributed investment income--net ................................   $  5,529,179
                            Accumulated realized capital losses on investments--net .............    (21,037,613)
                            Unrealized appreciation on investments--net .........................     41,704,434
                                                                                                    ------------
                            Total accumulated earnings--net .....................................                     26,196,000
                                                                                                                    ------------
                            Total-Equivalent to $15.26 net asset value per share of Common
                            Stock (market price--$13.68) ........................................                   $524,484,904
                                                                                                                    ============
================================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                            For the Year Ended October 31, 2002
=================================================================================================================================
Investment                  Interest ............................................................                   $  33,932,785
Income:
=================================================================================================================================
Expenses:                   Investment advisory fees ............................................   $  3,299,927
                            Commission fees .....................................................        521,072
                            Accounting services .................................................        216,166
                            Reorganization costs ................................................        193,961
                            Transfer agent fees .................................................        103,336
                            Professional fees ...................................................         88,622
                            Printing and shareholder reports ....................................         42,328
                            Custodian fees ......................................................         30,845
                            Pricing fees ........................................................         27,906
                            Directors' fees and expenses ........................................         25,514
                            Listing fees ........................................................         25,293
                            Other ...............................................................         38,917
                                                                                                    ------------
                            Total expenses ......................................................                      4,613,887
                                                                                                                    ------------
                            Investment income--net ..............................................                     29,318,898
                                                                                                                    ------------
=================================================================================================================================
Realized & Unrealized       Realized gain on investments--net ...................................                      1,662,413
Gain (Loss) on              Change in unrealized appreciation on investments--net ...............                     (2,673,126)
Investments--Net:                                                                                                   -------------
                            Total realized and unrealized loss on investments--net ..............                     (1,010,713)
                                                                                                                    -------------
=================================================================================================================================
Dividends &                 Investment income--net ..............................................                     (2,550,216)
Distributions to            Realized gain on investments--net ...................................                        (28,544)
Preferred Stock                                                                                                     ------------
Shareholders:               Total dividends and distributions to Preferred Stock shareholders ...                     (2,578,760)
                                                                                                                    ------------
                            Net Increase in Net Assets Resulting from Operations ................                   $ 25,729,425
                                                                                                                    ============
=================================================================================================================================

See Notes to Financial Statements


                                    14 & 15

                       MuniYield California Insured Fund, Inc., October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year
                                                                                                     Ended October 31,
                                                                                              ------------------------------
                   Increase (Decrease) in Net Assets:                                             2002             2001+
============================================================================================================================
Operations:        Investment income--net..................................................   $ 29,318,898     $ 18,392,363
                   Realized gain on investments--net.......................................      1,662,413        4,573,462
                   Change in unrealized appreciation/depreciation on investments--net......     (2,673,126)      17,723,874
                   Dividends and distributions to Preferred Stock shareholders.............     (2,578,760)      (3,733,790)
                                                                                              ------------     ------------
                   Net increase in net assets resulting from operations....................     25,729,425       36,955,909
                                                                                              ------------     ------------
============================================================================================================================
Dividends &        Investment income--net..................................................    (23,314,427)     (14,826,825)
Distributions to   Realized gain on investments--net.......................................       (112,798)              --
Common Stock       In excess of realized gain on investments--net..........................             --          (49,754)
Shareholders:      Net decrease in net assets resulting from dividends and                    ------------     ------------
                   distributions to Common Stock shareholders                                  (23,427,225)     (14,876,579)
                                                                                              ------------     ------------
============================================================================================================================
Common Stock       Proceeds from issuance of Common Stock resulting from reorganization....    238,629,327              --
Transactions:                                                                                 ------------     ------------
============================================================================================================================
Net Assets         Total increase in net assets applicable to Common Stock.................    240,931,527       22,079,330
Applicable to      Beginning of period.....................................................    283,553,377      261,474,047
Common Stock:                                                                                 ------------     ------------
                   End of period*..........................................................   $524,484,904     $283,553,377
                                                                                              ============     ============
============================================================================================================================
                   * Undistributed investment income--net                                     $  5,529,179     $  1,801,526
                                                                                              ============     ============
============================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                  The following per share data and ratios have been derived
                  from information provided in the financial statements.              For the Year Ended October 31,
                                                                            ----------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                         2002       2001       2000       1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of year................     $  15.44   $  14.24      $  13.14   $  16.25   $  15.70
Operating                                                                   --------   --------      --------   --------   --------
Performance:@        Investment income--net............................          .95       1.00          1.02       1.03       1.08
                     Realized and unrealized gain (loss) on
                       investments--net................................         (.22)      1.21          1.14      (2.37)       .63
                     Dividends and distributions to Preferred Stock
                       shareholders:
                       Investment income--net..........................         (.09)      (.20)         (.25)      (.15)      (.20)
                       Realized gain on investments--net...............           --++       --            --       (.06)      (.05)
                       In excess of realized gain on investments--net..           --         --++          --       (.05)        --
                                                                            --------   --------      --------   --------   --------
                     Total from investment operations..................          .64       2.01          1.91      (1.60)      1.46
                                                                            --------   --------      --------   --------   --------
                     Less dividends and distributions to Common Stock
                       shareholders:
                       Investment income--net..........................         (.81)      (.81)         (.81)      (.87)      (.86)
                       Realized gain on investments--net...............         (.01)        --            --       (.33)      (.05)
                       In excess of realized gain on investments--net..           --         --++          --       (.31)        --
                                                                            --------   --------      --------   --------   --------
                     Total dividends and distributions to Common Stock
                       shareholders....................................         (.82)      (.81)         (.81)     (1.51)      (.91)
                                                                            --------   --------      --------   --------   --------
                     Net asset value, end of year......................     $  15.26   $  15.44      $  14.24   $  13.14   $  16.25
                                                                            ========   ========      ========   ========   ========
                     Market price per share, end of year...............     $  13.68   $  14.46      $ 13.625   $12.6875   $16.0625
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================
Total Investment     Based on market price per share...................         .20%     12.33%        14.23%    (12.83%)    13.04%
Return:*                                                                    ========   ========      ========   ========   ========
                     Based on net asset value per share................        4.68%     14.76%        15.28%    (10.76%)    9.72%
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization
Average Net Assets     expenses**......................................         .96%      1.06%         1.04%      1.02%       .96%
Of Common Stock:                                                            ========   ========      ========   ========   ========
                     Total expenses**..................................        1.00%      1.06%         1.04%      1.02%       .96%
                                                                            ========   ========      ========   ========   ========
                     Total investment income--net**....................        6.38%      6.74%         7.43%      6.86%      6.84%
                                                                            ========   ========      ========   ========   ========
                     Amount of dividends to Preferred Stock
                       shareholders....................................         .56%      1.36%         1.81%       .98%      1.27%
                                                                            ========   ========      ========   ========   ========
                     Investment income--net, to Common Stock
                       shareholders....................................        5.82%      5.38%         5.62%      5.88%      5.57%
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses.         .67%       .72%          .68%       .69%       .66%
Average Net Assets                                                          ========   ========      ========   ========   ========
Of Common and        Total expenses....................................         .70%       .72%          .68%       .69%       .66%
Preferred Stock:**                                                          ========   ========      ========   ========   ========
                     Total investment income--net......................        4.42%      4.57%         4.88%      4.65%      4.72%
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders.........        1.25%      2.86%         3.46%      2.08%      2.80%
Average Net Assets                                                          ========   ========      ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets applicable to Common Stock, end of year
Data                   (in thousands)..................................     $524,485   $283,553      $261,474   $240,973   $293,669
                                                                            ========   ========      ========   ========   ========
                     Preferred Stock outstanding, end of year
                       (in thousands)..................................     $230,000   $130,000      $130,000   $130,000   $130,000
                                                                            ========   ========      ========   ========   ========
                     Portfolio turnover................................       77.13%     59.36%        78.52%     86.51%    103.93%
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000.........................     $  3,280   $  3,181      $  3,011   $  2,854   $  3,259
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net..................     $    359   $    758      $    879   $    493   $    734
On Preferred Stock                                                          ========   ========      ========   ========   ========
Outstanding:@@       Series B--Investment income--net..................     $    324   $    700      $    838   $    555   $    672
                                                                            ========   ========      ========   ========   ========
                     Series C--Investment income--net..................     $    320   $    683      $    884   $    503   $    697
                                                                            ========   ========      ========   ========   ========
                     Series D--Investment income--net..................     $    203         --            --         --         --
                                                                            ========   ========      ========   ========   ========
                     Series E--Investment income--net..................     $    201         --            --         --         --
                                                                            ========   ========      ========   ========   ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
@ Certain prior year amounts have been reclassified to conform to current year presentation.
@@    The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B), January 27, 1997 (Series C) and February 4, 2002 (Series D and E).
++    Amount is less than $.01 per share.

See Notes to Financial Statements.


                                     16 & 17

                       MuniYield California Insured Fund, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the "Fund") (formerly known MuniYield California Insured Fund II, Inc.), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $55,988 increase in cost of securities (which, in turn, results in a corresponding $55,988 increase in undistributed net investment income and a corresponding $55,988 decrease in net unrealized appreciation), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $13,102, decrease net unrealized appreciation by $56,649 and increase net realized capital losses by $12,441. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $23,450 have been reclassified between accumulated net realized capital losses and undistributed net investment income, $266,383 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $193,961 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended October 31, 2002, the Fund reimbursed FAM $21,683 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $483,944,302 and $474,880,327, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

------------------------------------------------------------------------------
                                                    Realized       Unrealized
                                                 Gains (Losses)  Gains (Losses)
------------------------------------------------------------------------------
Long-term investments.......................      $ 7,000,577      $42,675,528
Financial futures contracts.................       (5,338,164)        (971,094)
                                                  -----------      -----------
Total.......................................      $ 1,662,413      $41,704,434
                                                  ===========      ===========
------------------------------------------------------------------------------

As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $42,707,120, of which $43,148,477 related to appreciated securities and $441,357


                                    18 & 19

                       MuniYield California Insured Fund, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $675,041,910.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2002 increased by 16,002,080 as a result of issuance of Common Stock from reorganization and for the year ended October 31, 2001 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.32%; Series B, 1.65%; Series C, .87%; Series D, 1.40%; and Series E, 1.00%.

Shares issued and outstanding during the year ended October 31, 2002 increase by 4,000 as a result of issuance of Preferred Stock from reorganization and for the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2002 Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $156,439 as commissions.

5. Distributions to Shareholders:

On November 7, 2002, a tax-exempt income dividend of $.070000 was declared. The dividend was paid on November 27, 2002 to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

------------------------------------------------------------------------------
                                                   10/31/2002       10/31/2001
------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................          $25,864,643      $18,544,577
  Ordinary income ......................              141,342           65,792
                                                  -----------      -----------
Total distributions ....................          $26,005,985      $18,610,369
                                                  ===========      ===========
------------------------------------------------------------------------------
As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:
------------------------------------------------------------------------------

Undistributed tax-exempt income--net ....................        $  5,472,531
Undistributed ordinary income--net ......................                  --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           5,472,531
Capital loss carryforward ...............................          (7,781,444)*
Unrealized gains--net ...................................          28,504,913**
                                                                 ------------
Total accumulated earnings--net .........................        $ 26,196,000
                                                                 ============
------------------------------------------------------------------------------

* On October 31, 2002, the Fund had a net capital loss carryforward of $7,781,444, of which $2,049,122 expires in 2007, $5,722,654 expires in
      2008 and $9,668 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

6. Reorganization Plan:

On February 4, 2002, the Fund (formerly MuniYield California Insured Fund II, Inc.) acquired all of the net assets of MuniYield California Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,562,523 common shares and 4,000 AMPS shares of MuniYield California Insured Fund, Inc. for 16,002,080 common shares and 4,000 AMPS shares of the Fund. MuniYield California Insured Fund, Inc.'s net assets applicable to Common Stock on that date of $238,629,327, including $16,658,186 of unrealized appreciation and $10,662,583 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets applicable to Common Stock of the Fund immediately after the acquisition amounted to $512,407,655. In addition, 4,000 AMPS shares of MuniYield California Insured Fund, Inc. with a redemption value of $100,000,000 were combined with the AMPS shares of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield California Insured Fund,
Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield California Insured Fund, Inc. (formerly MuniYield California Insured Fund II, Inc.) as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 9, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                         Payable       Ordinary
                                                           Date         Income
--------------------------------------------------------------------------------
Common Stock Shareholders                               12/28/2001    $ .006144
--------------------------------------------------------------------------------
Preferred Stock Shareholders:       Series A            12/03/2001        $5.82
                                    --------------------------------------------
                                    Series B            12/10/2001        $5.38
                                    --------------------------------------------
                                    Series C            12/19/2001        $5.24
                                    --------------------------------------------
Please retain this information for your records.


                                    20 & 21

                       MuniYield California Insured Fund, Inc., October 31, 2002




OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                                      Position(s)  Length                                                  Complex        ships
                                         Held      of Time                                               Overseen by     Held by
Name                   Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years    Director      Director
====================================================================================================================================
        Interested Director
====================================================================================================================================
Terry K. Glenn*        P.O. Box 9011   President   1999 to   Chairman, Americas Region since 2001 and   117 Funds         None
                       Princeton,      and         present   Executive Vice President since 1983 of     162 Portfolios
                       NJ 08543-9011   Director    and       Fund Asset Management, L.P. ("FAM") and
                       Age: 62                     1992 to   Merrill Lynch Investment Managers, L.P.
                                                   present   ("MLIM"); President of Merrill Lynch
                                                             Mutual Funds since 1999; President of FAM
                                                             Distributors, Inc. ("FAMD") since 1986 and
                                                             Director thereof since 1991; Executive
                                                             Vice President and Director of Princeton
                                                             Services, Inc. ("Princeton Services")
                                                             since 1993; President of Princeton
                                                             Administrators, L.P. since 1988; Director
                                                             of Financial Data Services, Inc. since
                                                             1985.
                      ==============================================================================================================
                      * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                      Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                      President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of
                      Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                                      Position(s)  Length                                                  Complex        ships
                                         Held      of Time                                               Overseen by     Held by
Name                   Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years    Director      Director
====================================================================================================================================
        Independent Directors
====================================================================================================================================
James H. Bodurtha     P.O. Box 9011   Director  1995 to  Director and Executive Vice President, The China  42 Funds        None
                      Princeton,                present  Business Group, Inc. since 1996; Chairman of      61 Portfolios
                      NJ 08543-9011                      Berkshire Holding Corporation since 1980.
                      Age: 58
====================================================================================================================================
Joe Grills            P.O. Box 9011   Director  2002 to  Member of Committee on Investment of Employee     42 Funds        Kimco
                      Princeton,                present  Benefit Assets of the Association for             61 Portfolios   Realty
                      NJ 08543-9011                      Financial Professionals since 1986.
                      Age: 67
====================================================================================================================================
Herbert I. London     P.O. Box 9011   Director  1992 to  John M. Olin Professor of Humanities, New York    42 Funds        None
                      Princeton,                present  University since 1993.                            61 Portfolios
                      NJ 08543-9011
                      Age: 63
====================================================================================================================================
Andre F. Perold       P.O. Box 9011   Director  1992 to  George Gund Professor of Finance and Banking,     42 Funds        None
                      Princeton,                present  Harvard School of Business since 2000; Finance    61 Portfolios
                      NJ 08543-9011                      Area Chair since 1996.
                      Age: 50
====================================================================================================================================
Roberta Cooper Ramo   P.O. Box 9011   Director  1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &   42 Funds       Cooper's
                      Princeton,                present  Sisk, P.A. since 1993.                           61 Portfolios   Inc.;
                      NJ 08543-9011                                                                                       ECMC, Inc.
                      Age: 60
====================================================================================================================================
Robert S. Salomon,    P.O. Box 9011   Director  2002 to  Principal of STI Management since 1994; Director  42 Funds        None
Jr.                   Princeton,                present  of Rye Country Day School since 2001.             61 Portfolios
                      NJ 08543-9011
                      Age: 66
====================================================================================================================================
Melvin R. Seiden      P.O. Box 9011   Director  2002 to  Director, Silbanc Properties, Ltd. (real estate,  42 Funds        None
                      Princeton,                present  investment and consulting) since 1987.            61 Portfolios
                      NJ 08543-9011
                      Age: 72
====================================================================================================================================
Stephen B. Swensrud   P.O. Box 9011   Director  2002 to  Chairman, Fernwood Advisors since 1996.           42 Funds      Interna-
                      Princeton,                present                                                    61 Portfolios tional
                      NJ 08543-9011                                                                                      Mobile
                      Age: 69                                                                                            Communi-
                                                                                                                         cations,
                                                                                                                         Inc.
                      ==============================================================================================================
                      * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                      December 31 of the year in which they turn 72.
====================================================================================================================================

                                     Position(s)   Length
                                         Held      of Time
Name                   Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
                Fund Officers
====================================================================================================================================
Donald C. Burke        P.O. Box 9011    Vice       1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
                       Princeton,       President  present  since 1999; Senior Vice President and Treasurer of Princeton Services
                       NJ 08543-9011    and        and      since 1999; Vice President of FAMD since 1999; Vice President of FAM and
                       Age: 42          Treasurer  1999 to  MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
                                                   present
====================================================================================================================================
Kenneth A. Jacob       P.O. Box 9011    Senior     2002 to  Managing Director of FAM and MLIM since 1997.
                       Princeton,       Vice       present
                       NJ 08543-9011    President
                       Age: 50
====================================================================================================================================
John M. Loffredo       P.O. Box 9011    Senior     2002 to  Managing Director of FAM and MLIM since 2000 and First Vice President
                       Princeton,       Vice       present  from 1997 to 2000.
                       NJ 08543-9011    President
                       Age: 38
====================================================================================================================================
Walter C. O'Connor     P.O. Box 9011    Vice       2002 to  Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President
                       Princeton,       President  present  of MLIM from 1993 to 1997.
                       NJ 08543-9011
                       Age: 41
====================================================================================================================================
Alice A. Pellegrino    P.O. Box 9011    Secretary  1999 to  Director (Legal Advisory) of  MLIM since 2002; Vice President of MLIM
                       Princeton,                  present  from 1999 to 2002; Attorney associated with MLIM since 1997; Associate
                       NJ 08543-9011                        with Kirkpatrick & Lockhart LLP from 1992 to 1997.
                       Age: 42
                       =============================================================================================================
                       * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agents

Common Stock:

EquiServe Trust
Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol

MCA


                                 22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniYield California Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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